Exhibit 10.17 Purchase Order # Q50601685 from LockheedMartin Corporation

Purchase Order Q50601685

Amendment Number: P03
Lockheed Martin Business Unit: Maritime Systems & Sensors - Riveria Bch

Order Date: 12/08/2003
Document Type: Amendment
Status: Accepted

Buyer

LOCKHEED MARTIN CORPORATION
LOCKHEED MARTIN SOUTHEAST
MATERIAL ACQUISITION CENTER
5600 SAND LAKE ROAD
MP 141
ORLANDO FL 32819

Order Contact: COLEMAN, PAUL
Telephone: 4073567707 Badge: 5CE2
Email: paul.a.coleman@lmco.com
Fax:

Seller

ID: NN9Z00
NOVINT TECHNOLOGIES
4900 CUTTING AVE N W
ALBUQUERQUE NM 87114

Confirmed With:
Confirmed Date: 12/08/2003

Bill To

ID: 057157257ERS
PAYMENT WILL BE MADE IN ACCORDANCE WITH EVALUATED RECEIPT SETTLEMENT, DO NOT BILL. SEE BELOW ERS TEXT STATEMENT FOR ADDITIONAL INFO.
X XX 00000

Ship To

ID: 057157257.
CAUTION:
THIS PO MAY CONTAIN MULTIPLE ITEMS WITH DIFFERING SHIP-TO ADDRESSES. SEE INDIVIDUAL ITEMS FOR SHIP-TO INFORMATION

FOB

Terms of Sale

Type: Discount Not Applicable
Basis: Receipt of Goods
Discount Percent:
Discount Days Due:
Net Days: 10
Discount Amount:
Description:
Day of Month:
Payment Method:

Lockheed Martin
Authorized Procurement Representative

____________________ Date ________

Accepted
Seller Authorized Representative

____________________ Date ________

Purchase Order Q50601685

Amendment Number: P03
Lockheed Martin Business Unit: Maritime Systems & Sensors - Riveria Bch

Order Date: 12/08/2003
Document Type: Amendment
Status: Accepted

Carrier

Routing Sequence: Origin/Delivery Carrier (Any Mode)
Identification Qualifier:
Identification:
Transportation Method/Type:
Routing: SEE EACH LINE ITEM FOR ROUTING
Transit Direction:
Transit Time Direction Qualifier:
Transit Time Direction:
Service Level:

Order Details

Business System: 8146
Transmittal Date: 12/08/2003
Transmittal Time: 1251
Document Purpose: Change
Purchase Order Type: Stand-alone Order
Release Number:
Contract No:
Acknowledgement:
Supplier Ack Date: 12/08/2003
Supplier Name: WALTER A. AVILES
Invoice Type:
Contract Type: Firm Fixed Price

Tax

Tax ID Number:
Jurisdiction:
Exemption Status:

Notes

This Purchase Order and attachment(s), if any, is being transmitted electronically and executed by electronic signature in lieu of a hard copy Purchase Order/Release and is the only document that the Seller will receive. By receipt and acknowledgment of this Purchase Order, or by performance, Seller agrees that this electronic Purchase Order shall have the same force and effect as if executed and sent in hard copy. Both parties agree that the validity of this Purchase Order shall not be contested on the basis that this Purchase Order contains an electronic signature. Seller certifies that those representations and certifications contained in the referenced terms and conditions are current and accurate.

Letters & Notes: PO HEADER TEXT

```
DELETED ITEM 0001 IDENT NO. SFTW-X-054838
SEE BELOW
   OTHER CHARGE DIFFERENCES FOR LINE ITEM
     DELETED - SERVICE CHARGE-ONCE PER PO
              AT        17,926.00
THE FOLLOWING TEXT HAS BEEN ADDED:
THIS NOTE APPLIES TO ALL SOCKET HEAD TYPE FASTENERS: SOCKETS
SHALL BE FREE OF ALL BURRS, CHIPS OR SLIVERS. NON-CONFORMING
FASTENERS WILL BE RETURNED AT SUPPLIER'S EXPENSE.
OUR PO# MUST APPEAR ON ALL CORRESPONDENCE, PACKAGES,
AND SHIPPING DOCUMENTS.
.
LOCKHEED MARTIN CORPORATION'S POLICY IS IN FULL COMPLIANCE
WITH ANTI-KICKBACK PROCEDURES (FAR 52.203.7). TO REPORT A
SUSPECTED VIOLATION CALL 1-800-LM-ETHIC (1-800-563-8442).
.
** PO PAYMENT STATUS IS AVAILABLE ON OUR SECURE WEB SITE **
SUPPLIERS ARE INVITED TO BROWSE LM SUPPLIERNET TO LEARN HOW
```

Continued...

TO GET REGISTERED FOR THIS AND OTHER TIME AND COST SAVING INITIATIVES AT LOCKHEED MARTIN. GO TO (USE LOWER CASE LTRS): HTTP://WWW.LOCKHEEDMARTIN.COM/SUPPLIERNET ,CLICK ON ACCOUNTS PAYABLE; EMAIL ADDR: CUSTOMER.SERVICE-AP.DP-LKLD@LMCO.COM ; AND CUSTOMER SERVICE HELP LINE: PHONE 863-644-0631 .

THIS IS A RATED CONTRACT CERTIFIED FOR NATIONAL DEFENSE. THE CONTRACTOR IS REQUIRED TO FOLLOW ALL PROVISIONS OF THE DEFENSE PRIORITIES AND ALLOCATIONS SYSTEM REGULATION (15 CFR 700). THE RATING(S) ON THIS CONTRACT IS/ARE AS SPECIFIED BELOW.

ITEM	QUANTITY	DPAS	PRIME CONTRACT	ACCOUNT DISTRIBUTION
0001	1.0000	DOC9	N00014-99-C-0058	176A440000
0002	1.0000	NONE	PROJECT 284A US GOVT	284A422820
0003	1.0000	DOS1	N00174-98-C-0027	157A440000

Purchase Order Q50601685

Amendment Number: P03
Lockheed Martin Business Unit: Maritime Systems & Sensors - Riveria Bch

Order Date: 12/08/2003
Document Type: Amendment
Status: Accepted

Line	Item	Quantity	Unit	Price	Price Unit	Currency	Eng Chg	Item Total
0001	SFTW-X-05483 8	1	Each	$17,926.00	Price per Each			$17,926.00

Description

Part Number Description: SEE BELOW

Schedule

Quantity: 1, UM: EA, Required Date (Date Due - Contract): 10/06/2003

Item Ship To

ID: 057157257QS10
PERRY TECHNOLOGIES
LOCKHEED MARTIN CORP
1700 US 1
RIVIERA BEACH FL 33404

Condition of Sale

No Substitution Allowed
Manufacturer
SEE TEXT FOR APPROVED SUPPLIER/MANUFACTURER

Carrier

Routing Sequence: Origin/Delivery Carrier (Any Mode)
Routing: SEE RTG GD

Tax

Tax ID Number: SEE TEXT
Exemption Status: 3 Exempt (For Resale)

Notes

Letters & Notes: PO LINE ITEM TEXT

```
APPROVED SUPPLIER/MANUFACTURER:
NOVINT TECHNOLOGIES
ALBUQUERQUE                NM87114
LEGEND TO TEXT OF INVOKED CLAUSES
T00107    FLORIDA SALES TAX UNIT EXEMPTION
          BUYER CERTIFIES THAT THE PROPERTY PURCHASED (OR LEASED)
          OR SERVICE PURCHASED HEREUNDER IS EXEMPT BECAUSE
          (REFERENCE TAX STATUS FIELD ABOVE):
          A.  PROPERTY OR SERVICE WILL BE RESOLD OR RENTED IN
              ORDINARY COURSE OF PURCHASER'S BUSINESS CONDUCTED
              UNDER FLORIDA SALES TAX REGISTRATION NUMBER
              580015163132.
          B.  PROPERTY WILL BE DIRECTLY USED BY PURCHASER IN HIS
              MANUFACTURING OPERATIONS WHICH ARE PERFORMED AS A
              BUSINESS.
              THE BUYER IS AUTHORIZED TO EXECUTE THIS CERTIFICATE
              AND CLAIM THIS EXEMPTION (IF SO STATED IN TAX
```

Purchase Order Q50601685

Amendment Number: P03
Lockheed Martin Business Unit: Maritime Systems & Sensors - Riveria Bch

Order Date: 12/08/2003
Document Type: Amendment
Status: Accepted

Continuation of Line Item 0001

STATUS FIELD ABOVE). MISUSE OF THIS CERTIFICATE BY SELLER, LESSOR, BUYER, LESSEE, OR THEIR REPRESENTATIVES IS PUNISHABLE BY FINE AND IMPRISONMENT.

Total: $22,774.00

End of Document